                                                                  Exhibit 99.2


               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

    The following presents our unaudited pro forma combined financial information as of September 30, 2001 and for the year ended December 31, 2000 and for the nine months ended September 30, 2001. The unaudited pro forma combined statements of income for the year ended December 31, 2000 and the nine months ended September 30, 2001 give effect to the following transactions as if each transaction had occurred as of the beginning of the period presented and the unaudited pro forma combined balance sheet as of September 30, 2001 gives effect to the following transactions as if each transaction had occurred on September 30, 2001:


    - the sale of 3,680,000 shares of our common stock issued in October 2001 at $21.25 per share and the use of the net proceeds therefrom;

    - the proposed sale of 4,000,000 shares of trust preferred securities, assuming an offering of $100 million aggregate amount of securities and assuming a dividend rate of 8-1/4% thereon and the use of the net proceeds therefrom;

    - our pending acquisition of the utility business of Montana Power (the "MPC Utility"), which includes regulated electric and natural gas distribution and transmission operations and certain unregulated, energy-related businesses that provide products and services to industrial, institutional and commercial customers, for a purchase price of $1.1 billion, including the assumption of approximately $488 million in existing debt and preferred stock of The Montana Power Company ("Montana Power"); and

    - our anticipated initial financing of the acquisition of the MPC Utility, assuming the equity purchase price is fully funded via an acquisition facility and assuming interest rates on such facility as of December 6, 2001.


    The unaudited pro forma combined financial information is based upon currently available information and assumptions that our management believes are reasonable. The unaudited pro forma combined financial information is prepared for illustrative purposes only and is not necessarily indicative of the operating results or financial condition of the company that would have occurred had the transactions occurred at the periods presented, nor is the unaudited pro forma combined financial information necessarily indicative of future operating results or the financial position of the combined companies. Pro forma results for the nine months ended September 30, 2001 are not necessarily indicative of the results that may be expected for a full year.


    You should read the following tables in conjunction with "Montana Power Company Utility Unaudited Pro Forma Combined Condensed Financial Data" included in Exhibit 99.3 hereto, the consolidated financial statements and notes thereto of NorthWestern and the combined financial statements and notes thereto of the Utility of The Montana Power Company included in Exhibit 99.1 hereto.

                            NORTHWESTERN CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  (in thousands, except for per share amounts)

                                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                               -----------------------------------------------

                                                               TRUST PREFERRED
                               NORTHWESTERN    COMMON STOCK      SECURITIES
                               CORPORATION       OFFERING         OFFERING
                                  ACTUAL      ADJUSTMENT(1)     ADJUSTMENT(2)
                               ------------   --------------   ---------------
OPERATING REVENUES...........   $3,440,336
COST OF SALES................    2,784,079
                               -----------
GROSS MARGIN.................      656,257
                               -----------
OPERATING EXPENSES:
  Selling, general and
    administrative
    expenses.................      607,596
  Depreciation and
    amortization.............       91,300
                               -----------
                                   698,896
                               -----------
OPERATING INCOME (LOSS)......     (42,639)
Interest expense.............     (66,253)        $1,325             $3,110
Investment income and
  other......................        4,130
                               -----------    ----------         ----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS..................    (104,762)         1,325              3,110
Benefit (provision) for
  income taxes...............       17,247         (517)              1,200
                               -----------    ----------         ----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS..................     (87,515)           808              4,310
Minority interests...........      126,956
                               -----------    ----------         ----------
NET INCOME...................       39,441           808              4,310
Minority interest on
  preferred securities of
  subsidiary trust...........      (4,950)                           (6,188)
Dividends on cumulative
  preferred stock............        (144)
                               -----------    ----------         ----------
EARNINGS ON COMMON STOCK.....      $34,347          $808            $(1,878)
                               ===========    ==========         ==========
AVERAGE COMMON SHARES
  OUTSTANDING................       23,604         3,680
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic......................        $1.46
  Diluted....................         1.45

                                      FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                               -----------------------------------------------------------
                               NORTHWESTERN                                   NORTHWESTERN
                               PRO FORMA AS                                   PRO FORMA AS
                               ADJUSTED FOR                   NORTHWESTERN      FURTHER
                               COMMON STOCK                    INITIAL MPC    ADJUSTED FOR
                                AND TRUST                        UTILITY      MPC UTILITY
                                PREFERRED       PRO FORMA      ACQUISITION    ACQUISITION
                                SECURITIES     MPC UTILITY      FINANCING         AND
                                OFFERINGS     ADJUSTMENT(3)   ADJUSTMENT(4)    FINANCING
                               ------------   -------------   -------------   ------------
OPERATING REVENUES...........   $3,440,336       $490,651                      $3,930,987
COST OF SALES................    2,784,079        248,172                       3,032,251
                               -----------     ----------                     -----------
GROSS MARGIN.................      656,257        242,479                         898,736
                               -----------     ----------                     -----------
OPERATING EXPENSES:
  Selling, general and
    administrative
    expenses.................      607,596        124,617                         732,213
  Depreciation and
    amortization.............       91,300         42,765                         134,065
                               -----------     ----------                     -----------
                                   698,896        167,382                         866,278
                               -----------     ----------                     -----------
OPERATING INCOME (LOSS)......      (42,639)        75,097                          32,458
Interest expense.............      (61,818)       (24,721)       $(21,446)       (107,985)
Investment income and
  other......................        4,130          1,707                           5,837
                               -----------     ----------      ----------     -----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS..................     (100,327)        52,083         (21,446)        (69,690)
Benefit (provision) for
  income taxes...............       17,930        (18,706)          8,364           7,588
                               -----------     ----------      ----------     -----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS..................      (82,397)        33,377         (13,082)        (62,102)
Minority interests...........      126,956                                        126,956
                               -----------     ----------      ----------     -----------
NET INCOME...................       44,559         33,377         (13,082)         64,854
Minority interest on
  preferred securities of
  subsidiary trust...........      (11,138)        (4,119)                        (15,257)
Dividends on cumulative
  preferred stock............        (144)                                           (144)
                               -----------     ----------      ----------     -----------
EARNINGS ON COMMON STOCK.....      $33,277        $29,258        $(13,082)        $49,453
                               ===========     ==========      ==========     ===========
AVERAGE COMMON SHARES
  OUTSTANDING................       27,284                                         27,284
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic......................        $1.22                                          $1.81
  Diluted....................         1.21                                           1.81

    The accompanying notes are an integral part of these pro forma combined financial statements

                            NORTHWESTERN CORPORATION

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                  (in thousands, except for per share amounts)

                                              FOR THE YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------------------------------------
                                                                                  NORTHWESTERN
                                                                                  PRO FORMA AS
                                                                                  ADJUSTED FOR
                                                                                  COMMON STOCK
                                                               TRUST PREFERRED         AND
                                NORTHWESTERN   COMMON STOCK      SECURITIES      TRUST PREFERRED
                                CORPORATION      OFFERING         OFFERING         SECURITIES
                                   ACTUAL      ADJUSTMENT(1)    ADJUSTMENT(2)       OFFERINGS
                                ------------   -------------   ---------------   ---------------
OPERATING REVENUES............   $7,132,090                                         $7,132,090
COST OF SALES.................    6,295,675                                          6,295,675
                                -----------                                        -----------
GROSS MARGIN..................      836,415                                            836,415
                                -----------                                        -----------
OPERATING EXPENSES:
  Selling, general and
    administrative expenses...      686,814                                            686,814
  Depreciation and
    amortization..............      108,329                                            108,329
                                -----------                                        -----------
                                    795,143                                            795,143
                                -----------                                        -----------
OPERATING INCOME (LOSS).......       41,272                                             41,272
Interest expense..............      (77,207)         $2,986          $7,095            (67,126)
Investment income and other...        8,981                                              8,981
                                -----------     -----------     -----------        -----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS...................     (26,954)           2,986           7,095            (16,873)
Benefit (provision) for income
  taxes.......................        4,117         (1,165)             450              3,402
                                -----------     -----------     -----------        -----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS...................     (22,837)           1,821           7,545            (13,471)
Minority interests............       73,436                                             73,436
                                -----------     -----------     -----------        -----------
INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE........       50,599           1,821           7,545             59,965
Cumulative effect on change in
  accounting principle, net of
  tax and minority
  interests...................       (1,046)                                            (1,046)
                                -----------     -----------     -----------        -----------
NET INCOME....................       49,553           1,821           7,545             58,919
Minority Interest on Preferred
  Securities of Subsidiary
  Trust.......................       (6,601)                         (8,250)           (14,851)
Dividends on Cumulative
  Preferred Stock.............         (191)                                              (191)
                                -----------     -----------     -----------        -----------
EARNINGS ON COMMON STOCK......      $42,761          $1,821           $(705)           $43,877
                                ===========     ===========     ===========        ===========
AVERAGE COMMON SHARES
  OUTSTANDING.................       23,141           3,680                             26,821
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic before cumulative
  effect......................        $1.89                                              $1.67
  Cumulative effect of change
    in accounting principle...        (0.04)                                             (0.04)
  Basic.......................         1.85                                               1.63

  Diluted before cumulative
    effect....................         1.87                                               1.65
  Cumulative effect of change
    in accounting principle...        (0.04)                                             (0.04)
  Diluted.....................         1.83                                               1.61

                                    FOR THE YEAR ENDED DECEMBER 31, 2000
                                --------------------------------------------
                                                                NORTHWESTERN
                                                                 PRO FORMA
                                                NORTHWESTERN     AS FURTHER
                                                 INITIAL MPC    ADJUSTED FOR
                                  PRO FORMA        UTILITY      MPC UTILITY
                                     MPC         ACQUISITION    ACQUISITION
                                   UTILITY        FINANCING         AND
                                ADJUSTMENT(3)   ADJUSTMENT(4)    FINANCING
                                -------------   -------------   ------------
OPERATING REVENUES............      $628,144                     $7,760,234
COST OF SALES.................       319,505                      6,615,180
                                  ----------                    -----------
GROSS MARGIN..................       308,639                      1,145,054
                                  ----------                    -----------
OPERATING EXPENSES:
  Selling, general and
    administrative expenses...       186,183                        872,997
  Depreciation and
    amortization..............        54,123                        162,452
                                  ----------                    -----------
                                     240,306                      1,035,449
                                  ----------                    -----------
OPERATING INCOME (LOSS).......        68,333                        109,605
Interest expense..............       (35,880)      $(28,595)       (131,601)
Investment income and other...        14,481                         23,462
                                  ----------     ----------     -----------
INCOME (LOSS) BEFORE INCOME
  TAXES AND MINORITY
  INTERESTS...................        46,934        (28,595)          1,466
Benefit (provision) for income
  taxes.......................       (16,162)        11,152          (1,608)
                                  ----------     ----------     -----------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS...................        30,772        (17,443)           (142)
Minority interests............                                       73,436
                                  ----------     ----------     -----------
INCOME BEFORE CUMULATIVE
  EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE........        30,772        (17,443)         73,294
Cumulative effect on change in
  accounting principle, net of
  tax and minority
  interests...................                                      (1,046)
                                  ----------     ----------     -----------
NET INCOME....................        30,772        (17,443)         72,248
Minority Interest on Preferred
  Securities of Subsidiary
  Trust.......................        (5,492)                       (20,343)
Dividends on Cumulative
  Preferred Stock.............                                        (191)
                                  ----------     ----------     -----------
EARNINGS ON COMMON STOCK......       $25,280       $(17,443)        $51,714
                                  ==========     ==========     ===========
AVERAGE COMMON SHARES
  OUTSTANDING.................                                       26,821
EARNINGS PER AVERAGE COMMON
  SHARE
  Basic before cumulative
  effect......................                                        $1.97
  Cumulative effect of change
    in accounting principle...                                        (0.04)
  Basic.......................                                         1.93
  Diluted before cumulative
    effect....................                                         1.94
  Cumulative effect of change
    in accounting principle...                                        (0.04)
  Diluted.....................                                         1.90

    The accompanying notes are an integral part of these pro forma combined financial statements

                            NORTHWESTERN CORPORATION

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 (in thousands)

                                                              AT SEPTEMBER 30, 2001
                                ----------------------------------------------------------------------------------
                                                                                    NORTHWESTERN
                                                                                    PRO FORMA AS
                                                                                    ADJUSTED FOR
                                                                                    COMMON STOCK
                                                                 TRUST PREFERRED         AND
                                NORTHWESTERN    COMMON STOCK       SECURITIES      TRUST PREFERRED     PRO FORMA
                                CORPORATION       OFFERING          OFFERING         SECURITIES       MPC UTILITY
                                   ACTUAL       ADJUSTMENT(5)     ADJUSTMENT(6)       OFFERINGS      ADJUSTMENT(7)
                                ------------   ---------------   ---------------   ---------------   -------------
            ASSETS
CURRENT ASSETS:
  Cash and cash equivalents...      $84,496         $30,072                             $114,568          $6,504
  Accounts receivable, net....      388,243                                              388,243          54,439
  Inventories.................       89,290                                               89,290          11,508
  Other.......................       83,556                                               83,556         106,381
                                -----------    ------------                        -------------     -----------
                                    645,585          30,072                              675,657         178,832
                                -----------    ------------                        -------------     -----------
PROPERTY, PLANT AND EQUIPMENT,
  NET.........................      806,236                                              806,236       1,092,178
GOODWILL AND OTHER INTANGIBLE
  ASSETS, NET.................      994,721                                              994,721           7,561
OTHER ASSETS:
  Investments.................       96,733                                               96,733          25,439
  Other assets................       80,009                            $3,650             83,659         226,471
                                -----------                      ------------      -------------     -----------
                                    176,742                             3,650            180,392         251,910
                                -----------    ------------      ------------      -------------     -----------
                                 $2,623,284         $30,072            $3,650         $2,657,006      $1,530,481
                                ===========    ============      ============      =============     ===========

LIABILITIES AND SHAREHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Current maturities of long-
    term debt.................       $5,000                                               $5,000          $3,399
  Current maturities of long-
    term debt--nonrecourse....      106,522                                              106,522
  Short-term debt.............        8,000        $(8,000)
  Short-term debt of
  subsidiaries--nonrecourse...      167,723                                              167,723
  Accounts payable............      269,002                                              269,002          37,162
  Accrued expenses............      226,195                                              226,195         133,556
                                -----------    ------------                        -------------     -----------
                                    782,442         (8,000)                              774,442         174,117
                                -----------    ------------                        -------------     -----------
LONG-TERM LIABILITIES:
  Long-term debt..............      586,350         (1,800)         $(96,350)            488,200         419,601
  Long-term debt of
  subsidiaries--nonrecourse...      491,765                                              491,765
  Deferred income taxes.......       46,663                                               46,663
  Other noncurrent
    liabilities...............       58,469                                               58,469         380,947
                                -----------    ------------      ------------      -------------     -----------
                                  1,183,247         (1,800)          (96,350)          1,085,097         800,548
                                -----------    ------------      ------------      -------------     -----------

MINORITY INTERESTS............      234,552        (35,000)                              199,552

PREFERRED STOCK, PREFERENCE
  STOCK AND PREFERRED
  SECURITIES:
  Preferred stock--4 1/2%
    series....................        2,600                                                2,600
  Redeemable preferred stock--
    6 1/2% series.............        1,150                                                1,150
  Preference stock............
  Company obligated
    manditorily redeemable
    security of trust holding
    solely parent
    debentures................       87,500                           100,000            187,500          65,000
                                -----------                      ------------      -------------     -----------
                                     91,250                           100,000            191,250          65,000
                                -----------                      ------------      -------------     -----------
SHAREHOLDERS' EQUITY:
  Common stock................       41,502           6,440                               47,942
  Paid-in capital.............      172,954          68,432                              241,386         490,816
  Retained earnings...........      117,838                                              117,838
  Accumulated other
    comprehensive income......        (501)                                                (501)
                                -----------    ------------                        -------------     -----------
                                    331,793          74,872                              406,665         490,816
                                -----------    ------------      ------------      -------------     -----------
                                 $2,623,284         $30,072            $3,650         $2,657,006      $1,530,481
                                ===========    ============      ============      =============     ===========

                                     AT SEPTEMBER 30, 2001
                                -------------------------------

                                                  NORTHWESTERN
                                 NORTHWESTERN     PRO FORMA AS
                                 INITIAL MPC        FURTHER
                                   UTILITY        ADJUSTED FOR
                                 ACQUISITION      MPC UTILITY
                                  FINANCING       ACQUISITION
                                ADJUSTMENT(8)    AND FINANCING
                                --------------   --------------
            ASSETS
CURRENT ASSETS:
  Cash and cash equivalents...                       $121,072
  Accounts receivable, net....                        442,682
  Inventories.................                        100,798
  Other.......................                        189,937
                                                 ------------
                                                      854,489
                                                 ------------
PROPERTY, PLANT AND EQUIPMENT,
  NET.........................                      1,898,414
GOODWILL AND OTHER INTANGIBLE
  ASSETS, NET.................      $111,184        1,113,466
OTHER ASSETS:
  Investments.................                        122,172
  Other assets................                        310,130
                                ------------     ------------
                                                      432,302
                                ------------     ------------
                                    $111,184       $4,298,671
                                ============     ============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
CURRENT LIABILITIES:
  Current maturities of long-
    term debt.................                         $8,399
  Current maturities of long-
    term debt--nonrecourse....                        106,522
  Short-term debt.............                             --
  Short-term debt of
  subsidiaries--nonrecourse...                        167,723
  Accounts payable............                        306,164
  Accrued expenses............                        359,751
                                                 ------------
                                                      948,559
                                                 ------------
LONG-TERM LIABILITIES:
  Long-term debt..............      $602,000        1,509,801
  Long-term debt of
  subsidiaries--nonrecourse...                        491,765
  Deferred income taxes.......                         46,663
  Other noncurrent
    liabilities...............                        439,416
                                ------------     ------------
                                     602,000        2,487,645
                                ------------     ------------
MINORITY INTERESTS............                        199,552
PREFERRED STOCK, PREFERENCE
  STOCK AND PREFERRED
  SECURITIES:
  Preferred stock--4 1/2%
    series....................                          2,600
  Redeemable preferred stock--
    6 1/2% series.............                          1,150
  Preference stock............
  Company obligated
    manditorily redeemable
    security of trust holding
    solely parent
    debentures................                        252,500
                                                 ------------
                                                      256,250
                                                 ------------
SHAREHOLDERS' EQUITY:
  Common stock................                         47,942
  Paid-in capital.............     (490,816)          241,386
  Retained earnings...........                        117,838
  Accumulated other
    comprehensive income......                          (501)
                                ------------     ------------
                                   (490,816)          406,665
                                ------------     ------------
                                    $111,184       $4,298,671
                                ============     ============

    The accompanying notes are an integral part of these pro forma combined financial statements.

                            NORTHWESTERN CORPORATION

                     NOTES TO UNAUDITED PRO FORMA COMBINED

                             FINANCIAL INFORMATION

The Unaudited Pro Forma Combined Financial Information is based on the following assumptions:

(1) Reflects the receipt of $74.9 million net proceeds, after deducting offering expenses, from the sale of 3,680,000 shares of common stock issued in October 2001 at $21.25 per share and the application of the proceeds therefrom. Approximately $35.0 million of these net proceeds were contributed to NorthWestern's Blue Dot Services, Inc. subsidiary for the redemption of certain preferred stock and common stock pursuant to existing agreements, and the remainder was used for general corporate purposes, including reducing short-term debt and amounts drawn under NorthWestern's existing credit facility.

(2) Reflects the receipt of $96.4 million of net proceeds, after paying the underwriting commission and the estimated offering expenses of approximately $500,000, from the proposed sale of NorthWestern's trust preferred securities, assuming an offering of 4,000,000 trust preferred securities and assuming a dividend rate of 8-1/4% and the use of proceeds from the sale for general corporate purposes and to repay a portion of the amounts outstanding under NorthWestern's existing credit facility. A change of 1/8% in interest rates on the trust preferred securities would increase or decrease pre-tax interest expense by $125,000 per annum.

(3) Reflects the results of operations of the MPC Utility for a purchase price of $1.1 billion, including the assumption of approximately $488 million in existing Montana Power debt and preferred stock.

(4) Reflects NorthWestern's anticipated initial financing of the acquisition of the MPC Utility. The initial financing assumes the equity purchase price is fully funded via an acquisition facility and assuming interest rates on such acquisition facility as of December 6, 2001. We currently intend to issue a combination of long term debt and equity following the closing of the acquisition of the MPC Utility to refinance the initial financing and provide working capital. A change of 1/8% in interest rates would increase or decrease pre-tax interest expense by $753,000 per annum.

(5) Reflects the receipt of $74.9 million of net proceeds, after deducting offering expenses, from the sale of 3,680,000 shares of common stock issued in October 2001 at $21.25 per share and the application of the proceeds therefrom. Approximately $35.0 million of these net proceeds were contributed to NorthWestern's Blue Dot Services, Inc. subsidiary for the redemption of certain preferred stock and common stock pursuant to existing agreements, and the remainder was used for general corporate purposes, including reducing short-term debt and amounts drawn under NorthWestern's existing credit facility.

(6) Reflects the receipt of $96.4 million of net proceeds, after paying the underwriting commission and the estimated offering expenses of approximately $500,000, from the proposed sale of NorthWestern's trust preferred securities, assuming an offering of $100 million aggregate amount of trust preferred securities and the use of proceeds from the sale for general corporate purposes and to repay a portion of the amounts outstanding under NorthWestern's existing credit facility.

(7) Reflects the balances of the MPC Utility. Purchase adjustments have been made to the assets and liabilities of the MPC Utility to reflect the effect of the pending acquisition accounted for under the purchase method of accounting. Certain pro forma adjustments are based, in part, on the impact of the terms and conditions of the Unit Purchase Agreement governing our acquisition of the MPC Utility and we cannot assure you that such terms and conditions will remain unchanged. Pro forma adjustments exclude certain cash accounts representing excess proceeds from the MPC Utility's previous sale of generation assets, which cash will be applied to reduce transition and stranded costs under the jurisdiction of the MPSC and FERC.

(8) Reflects NorthWestern's anticipated initial financing of the acquisition of the MPC Utility. We currently intend to issue a combination of long term debt and equity following the closing of the acquisition of the MPC Utility to refinance the acquisition term loan and provide working capital. Goodwill will be recognized, representing the portion of the purchase price in excess of the fair value of identified assets and liabilities. No amortization of goodwill is included in the Unaudited Pro Forma Combined Financial Information, as provided in Statement of Financial Accounting Standards
    No. 142, "Goodwill and Other Intangible Assets," for business combinations completed after June 30, 2001. The allocation of the purchase price will be based on the fair value of identified assets and liabilities as of the date the business combination is completed. Accordingly, goodwill will be adjusted as a result of the determination of such fair value and thus will differ from the amount reported in the Unaudited Pro Forma Combined Condensed Balance Sheet. While we believe the historical assets and liabilities approximate fair value, if we identify any intangible assets separate from goodwill, they will be subject to amortization.

                                      5